UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  ☒                         Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

PRESIDIO PROPERTY TRUST, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box)

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount previously paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

May 27, 2021

Dear Stockholder,

Please be advised that a quorum was not present at the Annual Stockholders Meeting of Presidio Property Trust, Inc. originally convened on May 27, 2021. Although over 92% of the votes that have been received to date have been cast in favor of all submitted proposals, without a quorum, we were unable to hold the Annual Meeting as originally scheduled.

At the originally scheduled May 27, 2021 meeting, the proxy holders voted on and approved a proposal to adjourn the meeting to August 6, 2021 at 8:30 a.m. Pacific time, in order to provide stockholders who had not voted with additional time to vote. Unfortunately, rescheduling the Annual Stockholders Meeting will require that we spend additional funds to notify our stockholders and allow additional time to vote via Internet and telephone. Therefore, it is imperative that we receive your vote.

According to our records, your vote has not been received. Regardless of how many shares you own, your vote is extremely important and your shares cannot be voted unless you give your specific instructions. We ask that you please take a moment to authorize a proxy to vote today by following the telephone instructions at 1-866-249-5360 or the Internet instructions at www.proxypush.com/SQFT which are also referenced within the enclosed proxy card. You may also choose to cast your vote by signing and returning the proxy card in the enclosed business reply envelope.

A copy of the Notice of Stockholders Meeting is enclosed with this letter in accordance with Maryland law. If you have any questions, please feel free to contact us at 1-866-781-7721.

Sincerely,

Jack K. Heilbron,

President & CEO

Presidio Property Trust, Inc.

P.O. BOX 8016, CARY, NC 27512-9903
Presidio Property Trust, Inc. Important Notice Regarding the Availability of Proxy Materials
Stockholders Meeting to be held on
August 06, 2021
For Stockholders as of record on April 01, 2021
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting.
To view the proxy materials, and to obtain directions to attend meeting, go to: www.proxydocs.com/SQFT
To vote your proxy while visiting this site, you will need the 12 digit control number in the box below.
Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet.
For a convenient way to view proxy materials and VOTE go to www.proxydocs.com/SQFT
Have the 12 digit control number located in the shaded box above available when you access the website and follow the instructions.
If you want to receive a paper or e-mail copy of the proxy material, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s meeting, you must make this request on or before May 17, 2021.
To order paper materials, use one of the following methods. INTERNET www.investorelections.com/SQFT TELEPHONE (866) 648-8133 * E-MAIL paper@investorelections.com When requesting via the Internet or telephone you will need the 12 digit control number located in the shaded box above. * If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located above) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material. Presidio Property Trust, Inc. Meeting Type: Annual Meeting of Stockholders Date: Time: Friday, August 06, 2021 08:30 AM, Pacific Time Place: Annual Meeting to be held live via the Internet—please visit www.proxydocs.com/SQFT for registration and more details You must register at www.proxydocs.com/SQFT to attend the meeting online and/or participate

SEE REVERSE FOR FULL AGENDA
Presidio Property Trust, Inc.
Annual Meeting of Stockholders
THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1, 2 AND 3
PROPOSAL
1.Election of Directors
1.01 Jennifer A. Barnes
1.02 David T. Bruen
1.03 Larry G. Dubose
1.04 James R. Durfey
1.05 Jack K. Heilbron
1.06 Sumner J. Rollings
2. Ratification of the appointment of Baker Tilly US, LLP (successor to Squar Milner LLP following their combination) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021.
3.Amendment to the Company’s charter to provide for “blank check” common stock.
4.The transaction of such other business as may properly come before the meeting (NO VOTE NEEDED).

P.O. BOX 8016, CARY, NC 27512-9903
Presidio Property Trust, Inc.
Annual Meeting of Stockholders
For Stockholders as of record on April 01, 2021
TIME: Friday, August 06, 2021 08:30 AM, Pacific Time
PLACE: Annual Meeting to be held live via the Internet—please visit www.proxydocs.com/SQFT for registration and more details
YOUR VOTE IS IMPORTANT! PLEASE VOTE BY:
INTERNET
Go To: www.proxypush.com/SQFT
•Cast your vote online
•Have your Proxy Card ready
•Follow the simple instructions to record your vote
PHONE Call 1-866-249-5360
•Use any touch-tone telephone
•Have your Proxy Card ready •Follow the simple recorded instructions MAIL •Mark, sign and date your Proxy Card •Fold and return your Proxy Card in the postage-paid envelope provided ]Go Green! To receive documents via e-mail, simply go to: www.proxydocs.com/SQFT This proxy is being solicited on behalf of the Board of Directors The undersigned hereby appoints Jack K. Heilbron and Ann T. Nguyen (collectively, “Named Proxies”), and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of Presidio Property Trust, Inc. which the undersigned is entitled to vote at said meeting and any postponement or adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any postponement or adjournment thereof and hereby revokes any proxy heretofore given with respect to such meeting. THE SHARES REPRESENTED BY THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS’ RECOMMENDATION. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof. You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE), but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE
Presidio Property Trust, Inc.
Annual Meeting of Stockholders
]Please make your marks like this: X
Use dark black pencil or pen only
THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1, 2 AND 3
PROPOSAL YOUR VOTE
1.Election of Directors
BOARD OF DIRECTORS RECOMMENDS
]FORWITHHOLD
]1.01 Jennifer A. BarnesFOR
]1.02 David T. BruenFOR
]1.03 Larry G. DuboseFOR
]1.04 James R. DurfeyFOR
]1.05 Jack K. HeilbronFOR
]1.06 Sumner J. RollingsFOR
]2.Ratification of the appointment of Baker Tilly US, LLP (successor to Squar Milner LLP following their combination) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021.
FORAGAINST ABSTAIN
FOR
]3.Amendment to the Company’s charter to provide for “blank check” common stock. FOR
4.The transaction of such other business as may properly come before the meeting (NO VOTE NEEDED).
You must register at www.proxydocs.com/SQFT to attend the meeting online and/or participate
Authorized Signatures—Must be completed for your instructions to be executed.
Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form.
]Signature (and Title if applicable)Date
Signature (if held jointly)
Date